Property, Plant and Equipment	3 Months Ended
Dec. 31, 2025
Disclosure of detailed information about property, plant and equipment [abstract]
Property, Plant and Equipment

7. PROPERTY, PLANT AND EQUIPMENT

During the three months ended December 31, 2025 and 2024, the Company acquired property, plant and equipment with costs of €31.5 million and €13.5 million, respectively. €18.0 million of the additions during the three months ended December 31, 2025 relate to the acquisition of the production and logistics facility in Wittichenau, Germany. Additionally €0.6 million of the additions relate to the acquisition of Birkenstock Australia. See Note 6 - Business combination. The remainder predominately relates to capital expenditures in the production facilities in Arouca, Portugal, Pasewalk, Germany, and Görlitz, Germany.